UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2001
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Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
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State or Other Jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
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(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-5224

Not Applicable
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(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On April 30, 2001, Computer Associates International, Inc. ("CA") made available on its web page (www.ca.com/invest) a response to the April 29, 2001 article published in the New York Times regarding CA's business and technical performance. The issued response is in the form of both audio webcast and text, rebutting the claims made in the article. Both forms of response are generally available on the CA web page (www.ca.com/invest). Also, furnished herewith, is the text version of CA's response of April 30, 2001.

Statements herein concerning Computer Associates' future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the risks associated with changes in the company's business model; the risks associated with changes in the way in which the company accounts for license revenue; the difficulties of compiling pro forma financial information, given acquisitions over time; instability resulting from changes to the company's business model; the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; uncertainties relative to global economic conditions; and other risks described in filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: April 30, 2001	By:	/s/ Ira Zar
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Ira Zar
Executive Vice President and
Chief Financial Officer